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                                                                    EXHIBIT 23.2


INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Amendment No. 1 to Registration Statement No. 333-80395 of Box Hill Systems Corp. on Form S-4 of our report dated May 6, 1999, relating to the financial statements of Artecon, Inc. appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


DELOITTE & TOUCHE LLP

Costa Mesa, California
July 6, 1999